UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2022
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 1, 2022, N950PB, LLC (“Seller”), a wholly-owned subsidiary of PLBY Group, Inc., a Delaware corporation (“PLBY”, and together with the Seller, the “Company”), entered into an Aircraft Purchase Agreement (the “APA”) with Tremont 9240 LLC, an unaffiliated, private, third-party buyer (“Buyer”). Pursuant to the APA, Seller agreed to sell, transfer and deliver to Buyer, and Buyer agreed to purchase the Company’s Bombardier Inc., model BD-700-1A10, aircraft together with all engines, auxiliary power units, parts, items of equipment, instruments, components and accessories installed therein or thereon (the “Aircraft”), along with certain other assets related to the Aircraft as set forth in the APA. The APA provides for an aggregate sale price for the Aircraft of $17.5 million, which includes a generally non-refundable deposit of $1,000,000, and the balance of the sale price to be paid to the Company in full at the closing of the sale of the Aircraft (the “Closing”). The Buyer will bear the costs of inspecting and testing the Aircraft prior to and following Closing; however, the Seller may be responsible for costs for significant repairs required for the Aircraft and $750,000 of the sale proceeds will be held back while such inspections are completed. Any portion of such holdback not required to pay for significant repairs will be remitted to the Company following the completion of the inspections.

Seller and Buyer each made certain representations and warranties in the APA customary for the transactions contemplated by the APA. Seller and Buyer also agreed to various customary covenants and conditions to Closing, including, among others, a pre-Closing inspection of the Aircraft and related equipment, a test flight of the Aircraft, the release of any liens against the Aircraft, the completion of registrations applicable to the Aircraft, and the truth and accuracy of the Company and Seller’s representations and warranties at Closing. In addition, the APA includes customary events of default. In the event of a Buyer default under the APA, the Company will generally be entitled to terminate the APA and retain the $1 million deposit as liquidated damages. In the event of Seller’s default under the APA, Buyer will be entitled to terminate the APA, the refund of the $1 million deposit and payment of certain expenses by Seller. The Closing is expected to occur on or about September 22, 2022.

The Company originally purchased the aircraft for $12 million in 2021, financed in part with a $9 million term loan (the “Aircraft Loan”). Upon completion of the sale of the Aircraft, the Company expects to more than double its initial cash investment of $3 million in the Aircraft, which has generated more than 10 billion consumer impressions as a marketing tool for the Company. The Company will use proceeds from the sale of the Aircraft to pay the remaining balance of approximately $7.9 million under the Aircraft Loan, as well as to pay certain fees and expenses in connection with the sale of the Aircraft and the termination of obligations relating to the ownership and operation of the Aircraft.

The foregoing description of the APA and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the APA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K is incorporated by reference herein.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the sale of the Aircraft and the use of proceeds related thereto.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Aircraft Purchase Agreement, dated as of September 1, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2022	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary